Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT

HAVE BEEN

REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

EXECUTION COPY

AMENDMENT #3

to

Professional Services Agreement

This Amendment #3 (“Amendment #3”) shall amend the Professional Services Agreement dated July 26, 2007, as amended (“Agreement”), and the Program Description set forth in Exhibit A to the Agreement, by and between SupportSoft, Inc., a Delaware corporation having its principal place of business at 1900 Seaport Boulevard, Redwood City, CA 94063 (“SupportSoft”) and Office Depot, Inc., a Delaware corporation having its principal place of business at 6600 Military Trail, Boca Raton, FL 33496 (“Office Depot”). This Amendment #3 shall be effective as of the later date of signature below.

Capitalized terms not otherwise defined herein shall have the meanings defined for them in the Agreement.

Amendment

1.	Effective upon execution of this Amendment #3, the Change Control Process paragraph in Section 2 of Exhibit A—Remote Service Program Description is stricken in its entirety and replaced with the following:

Change Control Process. Each party has the right, upon written notice to the other, to request changes and/or modifications to the program, by notifying the other party with a written Change Order Request. Upon receipt of such notification, the receiving party shall promptly evaluate the request to determine the impact the change would have on the program. Once the evaluation has been completed by the receiving party, the parties agree to discuss any objections or concerns in good faith, and mutually agree upon a path to resolution within ten (10) working days thereof. The parties may then execute a written Change Order, which shall reflect all changes agreed upon and which shall be attached as an amendment to this program description.

SKU Change Process. Notwithstanding the foregoing Change Control Process clause, any changes to Service SKU’s including but not limited to the pricing of existing SKU’s, the addition of any new SKU’s, the removal of any existing SKU’s, or changes to Service inclusions, scope, pre-requisite requirements, or entitlements will be managed via Office Depot’s Cost List Change Form. SupportSoft will document the SKU changes or additions in the form and submit the form to Office Depot via email. Office Depot will approve the SKU change or addition by replying via email with an “approval” statement in the email message body. SupportSoft will implement the changes according to the terms defined in the Cost List Change form upon receipt of the “approval email”.

2.	Effective upon execution of this Amendment #3, Section 5.a. in Exhibit F-l of Amendment 1 is stricken in its entirety and replaced with the following:

(a) “***” shall mean the ***.”

Modifications to Office Depot Remote Service Program Description

1.	The parties agree to expand the program with the addition of a suite of Subscription Services as follows:

Subscriptions. Subscriptions are SKU’s that entitle Customers to access a defined set of SKU’s over a defined period of time. Subscriptions are offered per the conditions and period as described in more detail, below.

Subscription Periods. Subscriptions are managed on monthly periods (“Periods”), with such Period commencing on the date of purchase by the Customer. The Subscription shall renew on the same date during subsequent months (or on the corresponding anniversary for Subscriptions having a longer commitment as defined in the SKU description),

CONFIDENTIAL TREATMENT

except in months that do not have such date, in which case the Subscription shall renew on the first day of the following month. (For example, if a Customer purchases a monthly Subscription on January 5th, the initial Period will run through February 4th and the Subscription will renew on February 5th. If, however, a Customer purchases a monthly Subscription on January 30th, the initial Period will run through February 28th, with the next Subscription Period commencing on March 1st and running through March 29th.) Customers pay for the Subscription on a per Period basis or as defined in the SKU description. Subscription Service SKU’s may carry minimum period commitments as defined in each SKU description.

While Subscriptions are managed on a Period basis, they may be offered to Customers in a variety of formats including monthly with minimum commitments, annual basis, etc. as defined in each SKU description.

Subscription Purchase Flow. Subscriptions are ordered in-store through the standard Service Delivery Management System (“SDMS”) Work Order Wizard. An associate orders the Subscription on behalf of the Customer and collects payment for the purchase through Office Depot’s POS. The associate provides the Customer with a printout of the work order and contract which contains the Subscription Number; the SDMS automatically sends the Customer an email confirmation with the subscription number and information. The Customer may access the Subscription for redemption as described below.

Subscription Redemption Flow. Subscriptions follow the standard SDMS service redemption process flow. Customers (i) visit the Customer Service Redemption Page; (ii) submit their Subscription Number and email; (iii) accept SupportSoft’s Remote Control Software end user license agreement and privacy policy; and (iv) provide credit card information to be used only for renewal billing, with an option to skip.

At redemption, SupportSoft will provide a one-time Subscription Machine Setup service to the customer. This service verifies that the anti-virus/anti-spyware requirement is met, performs a lite tune as required, and installs the Subscription Client software on the customer computer. The Subscription Client software will manage the Subscription, provide streamlined access to SupportSoft’s Solutions Engineers, and validate the status of the anti-virus/anti-spyware software on the computer.

Subscription Service States. The SDMS manages Subscription Services in three states:

(i)	***;

(ii)	***

(iii)	***.

The Subscription Service States are managed by the SDMS. Subscriptions will be automatically suspended for non-payment of renewals. Upon receiving valid billing information and successfully processing the charge, the Subscription is automatically reactivated by the system.

Subscriptions may be cancelled by store operations through the SDMS only during the agreed upon grace period and for subscriptions for which no services have been delivered with the exception of the Machine Setup Service. Once cancelled, a subscription may not be reactivated. For the Office Depot TDS program, the grace period shall be as defined in the SKU description.

Subscription Renewals. Through the SDMS, SupportSoft will manage billing and payment of subscription renewals on behalf of Office Depot, as follows:

•	***.

•	***.

•	***.

•	***.

•	***.

•	***.

•	***.

CONFIDENTIAL TREATMENT

Subscription Activation, Grace Period, and Refunds. Subscriptions are activated when ordered through the SDMS as described above in the Subscription Purchase Flow. The grace period and process for cancellations are as set forth above under Subscription Service States. Refunds to customers are provided by associates through Office Depot’s POS.

Obligation to Comply with Terms and Conditions. Subscriptions require that the Customer comply with defined pre-requisites and requirements set forth in the SupportSoft terms of service and in this Amendment. SupportSoft may, at its own discretion, refuse to provide service to any Subscription Customer who fails to comply with such pre-requisites and/or requirements. SupportSoft and Office Depot will define a mutually agreed upon standard operating procedure (SOP) for managing related use cases.

Subscription Service Terms. The terms and conditions under which the Customer purchases Subscriptions must be at least as protective of SupportSoft as SupportSoft’s standard terms and conditions for its service offerings, as may be updated by SupportSoft from time-to-time. Any changes to the Subscription Service Terms including but not limited to changes in the Fair Use Policy will be executed via the standard Change Order Process. At a minimum, the following provision apply:

(i)	The Customer must have either a Microsoft XP (SP 2 or more recent) or Vista operating system on their PC.

(ii)	The Customer must have a working broadband internet connection.

(iii)	The Customer must consent to allowing software to be installed on their PC and allowing the SupportSoft Personnel to take remote control of their PC and to deliver the Service.

(iv)	The Customer must agree to the current SupportSoft Privacy Policy and End User License Agreement.

Additionally, Subscriptions include, at a minimum, the following provisions:

(i)	The Customer must be apprised of the scope and restrictions applicable to the Subscription, as set forth under Entitled Services below.

(ii)	The Customer must have, or in conjunction with the Subscription obtain, a current and active software program of antivirus protection with up-to-date virus definition (DAT) files running on their personal computer. To remain eligible for the Subscription, the Customer must then (i) maintain the antivirus software with up to date virus definitions and (ii) take reasonable precautions to protect their software and data from malware.

(iii)	The Customer must consent to fair usage restrictions no less protective of Office Depot and SupportSoft than the SupportSoft’s fair usage restrictions set forth below:

SupportSoft offers premium support service Subscription Plans to help You maintain Your PC and connect to the internet and devices. SupportSoft reserves the right to suspend or terminate Your Subscription Plan and refuse service if You have not met applicable pre-requisites or maintained the requirements for eligibility. Furthermore, SupportSoft reserves the right to suspend or terminate any Subscription Plan that SupportSoft, in its sole discretion, determines is being used (a) fraudulently, (b) maliciously, (c) by any person other than Customer, (d) for any computer system other than a registered system, (e) unreasonably, or (f) in excess of five (5) completed, in-scope service incidents per any ninety (90) day period.

No SupportSoft Obligation if Failure to Comply with Terms. SupportSoft will be excused of its obligations to provide any Services to any Customer that does not comply with the required terms and conditions.

Subscription Renewal Revenue Share and Payment. All service subscription renewals executed by SupportSoft on behalf of Office Depot (“Office Depot Subscription Renewals”) shall be managed as follows: For all Office Depot Subscription Renewals, SupportSoft will provide a *** percent (***%) revenue share. The revenue share will be calculated based on the gross volume of renewal revenue recorded in SDMS for all subscriptions which were renewed in the previous month and net of any cancellations recorded in SDMS (“Office Depot Subscription Renewal Revenue”). SupportSoft and Office Depot agree that, while Office Depot Subscription Renewals will be processed by SupportSoft and hence do not result in Net Fees paid by Office Depot to SupportSoft, nonetheless *** percent (***%) of the Office Depot Subscription Renewal Revenue shall accrue as Program Support Funds (“PSF”) as defined in Section 4 of attachment F-1 to Amendment #1 to the Agreement, and shall be managed and available

CONFIDENTIAL TREATMENT

to Office Depot consistent with said Section 4. On a monthly basis, no later than 15 days after the close of any month in which there are any Office Depot Renewals, SupportSoft will provide Office Depot with a report showing the gross volume of renewal revenue, any cancellations or refunds, and the amount of revenue share due to Office Depot. SupportSoft shall remit such payment to Office Depot net thirty (30) days following the delivery of the prepared report.

PCI Compliance. SupportSoft acknowledges and agrees that SupportSoft is responsible for security of Cardholder Data (as that term is defined in the PCI-DSS) in its sole possession, and SupportSoft shall adhere to Payment Card Industry Data Security Standard with regard to storage of Cardholder Data.

In the event of termination or expiration of this Agreement, SupportSoft shall continue to treat Cardholder Data as confidential.

SupportSoft agrees to have a disaster recovery plan in place that shall provide for business continuity in the event of a major disruption, disaster or failure of business function. SupportSoft agrees to the clients right to audit in the event of a cardholder data compromise of Office Depot information by a payment card industry approved third party authorized on Office Depot’s behalf.

SupportSoft shall only use Cardholder Data for the services contracted for hereunder or as otherwise specifically required by law, regulation or judicial order and shall at all times perform such services in compliance with all applicable laws, rules and regulations.

2.	The parties acknowledge that the following PC Protection Subscription Service was added to the program and available to customers on Sunday February 12, 2009. This Service requires that one of the following SKUs is purchased and delivered in conjunction with the Subscription Service: Protection and Performance; Tune and Protect; Diagnose, Repair and Protect; or Premium Protection and Performance.

Service	Type	SKU	Net Fees to SPRT		Suggested Retail Price	Details
PC Protection Subscription	Subscription	785140	$	***	$150.00	This subscription will be offered with a 12 month Term. The Grace Period will be 14 days. Entitled service sku’s include Diagnose and Repair and PC Tune Up per the details defined below. All Terms and Conditions apply.

Entitled Services. The following SKU’s are entitled for the PC Protection Subscription Service.

a.	Diagnose and Repair

Service Description: ***

***:

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

CONFIDENTIAL TREATMENT

•	***

•	***

•	***

•	***

•	***

b. PC Tune UP

Service Description: ***.

Service Tasks:

The following services are performed:

•	***

•	***

•	***

•	***

•	***

•	***

•	***

c. PC Protection Subscription Service Demarcation Definition

The following support is included in the PC Protection Subscription:

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

The following support is not included in the PC Protection Subscription:

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

•	***

CONFIDENTIAL TREATMENT

•	***

•	***

3.	Effect of Amendment. Except as expressly set forth herein, all terms and conditions set forth in the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment #3 to be executed by their duly authorized representatives.

SupportSort, Inc.		Office Depot, Inc.

By:	/s/ Anne-Marie Eileraas	By:	/s/ John Lostroscio
Name:	Anne-Marie Eileraas	Name:	John Lostroscio
Title:	Vice President and General Counsel	Title:	Vice President, Merchandising
Date:	7/08/09	Date:	6-30-08

		By:	/s/ Steven Mahurin
		Name:	Steven Mahurin
		Title:	EVP, Merchandising
		Date:	July 1, 2009

CONFIDENTIAL TREATMENT